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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   Form 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                                 -------------

         Date of Report (Date of earliest event reported) June 22, 2001

                                   CULP, INC.

            (Exact name of registrant as specified in its charter)


        North Carolina                  0-12781                56-1001967

 (State or other jurisdiction    (Commission File No.)       (IRS Employer
       of incorporation)                                  Identification No.)



                             101 South Main Street
                       High Point, North Carolina  27260
                   (Address of principal executive offices)
                                (336) 889-5161
             (Registrant's telephone number, including area code)





         (Former name or former address, if changed since last report)




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Item 5. Other Events

      The board of directors of Culp, Inc. (the "Company") recently elected corporate officers. The officers elected are as follows:

      Robert G. Culp, III     Chairman of the Board and Chief Executive Officer
      Howard L. Dunn, Jr.     President and Chief Operating Officer
      Franklin N. Saxon       Executive Vice President, Chief Financial
                                Officer, and President, Culp Velvets/Prints
                                Division
      Rodney A. Smith         Senior Vice President and President, Culp Yarn
                                Division
      Kenneth M. Ludwig       Senior Vice President, Human Resources, and
                                Assistant Secretary
      Phillip W. Wilson       Vice President, Finance, and Treasurer
      Kathy J. Hardy          Corporate Secretary

      Franklin N. Saxon has assumed the additional duties of chief financial officer, having previously served as the Company's chief financial officer from 1985 to 1998. Phillip W. Wilson, who has been chief financial officer since 1998, will assume the responsibilities of Vice President, Finance, and Treasurer. These changes reflect the Company's decision to utilize these two individuals as a team leading the finance department.

      The officers were elected to serve until the Company's 2002 annual meeting of shareholders or until their successors are elected.



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CULP, INC.
                                          (Registrant)

                                    By:   Kenneth M. Ludwig
                                          Senior Vice President,
                                          Human Resources


Dated:  June 22, 2001